SCOLR Pharma, Inc. Amex:  DDD
Self Correcting Oral Linear Release -
Enabling Technologies for Oral Medications
SCOLR Pharma
TM
TM
CDT® is a registered trademark of SCOLR Pharma, Inc.
SCOLR & CDT logo and design are trademarks of SCOLR Pharma, Inc.
Exhibit 99.1

SCOLR Pharma, Inc. Amex:  DDD
Forward-Looking Statements
This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 that involve significant risks and uncertainties. These statements  represent management’s present expectations of future events and are subject to a number of important factors that could cause actual results to differ materially from those described in the forward-looking statements including:
The timing of product introductions
Product development & clinical timelines
Availability of Additional Financing
Regulatory approvals and government regulation
Modifications to business strategy
Please refer to the risk factors and other cautionary language included in our reports and other filings with the Securities and Exchange Commission and available on our website.
We assume no obligation to update these forward-looking statements.

SCOLR Pharma, Inc. Amex:  DDD
The SCOLR Opportunity
SCOLR Pharma™ is a specialty
pharmaceutical/oral drug delivery
company
Develops, licenses and
commercializes novel products
based on its innovative CDT
platform
Newly patented and broadly
applicable, CDT provides
technological and cost savings
benefits for Pharmaceutical, OTC
and Health Supplement products
$78 billion global drug delivery
market is expected to double in five
years
Licensing revenues generated from
health supplements
Pharma and OTC formulations
with significant market potential
TM

SCOLR Pharma, Inc. Amex:  DDD
SCOLR Pharma Overview
Shares
Outstanding: 34.9m
Fully Diluted: 40.3m
Approx. Float: 30.6m
Market Cap. (Feb. 15, ’06)
Approx. $235 million
Cash (Sept. 30, 2005)
$16.2 million
Experienced Management Team
Development relationship with
Temple University’s Industrial
School of Pharmacy
Board Members with extensive
Regulatory/Pharma/Financial
Expertise
TM

SCOLR Pharma, Inc. Amex:  DDD
Drug Delivery
Routes*
Oral = 46%
Inhalation
Injectable
Transdermal
Others
What Is Drug Delivery ?
*Datamonitor 2003
Definition:
Technology utilized to
improve the safety and
efficacy of a drug
and/or to prolong its
commercial viability as
it goes off-patent.
U.S. ’05 = $32 billion
Est.
U.S. ’08 = $46.8 billion

SCOLR Pharma, Inc. Amex:  DDD
Competitive Landscape
*Includes 75 key drug delivery companies as identified through HA analysis; “Other” refers to oral site-directed, taste-masking, buccal and peptide technologies
Sources: Drug Delivery Companies Report Summer 2003; Dorlands 2003, Frost and Sullivan 2001, Drug Delivery Technology Vol. 3 Num. 3 May 2003.
52
36
62
0
5
10
15
20
25
30
35
40
45
50
55
60
65
70
Controlled/
Sustained
Release
Solubility
Enhancing
Other
Drug Delivery Technology
50
Multiple
Drugs in
Single Dose
23
Fast
Dissolve

SCOLR Pharma, Inc. Amex: DDD Investment Highlights Revenue Potential – Licensing Ready Formulations Risk Mitigation Factors Value Driving Opportunities Historically Rich Market Valuations

SCOLR Pharma, Inc. Amex:  DDD
Revenue (Current and Potential)
Licensing revenues generated  by health supplements
Note: Alliance with Perrigo in Oct. 2005
OTC – 1
st
two formulations in Clinical Evaluation
12 hour Ibuprofen ($8 billion global OTC analgesic market) – Potential to become the first U.S. Extended  Release Ibuprofen. Licensed  CDT applications for ibuprofen products to Wyeth Consumer Health (Dec. 2005).
12 hour Pseudoephedrine ($1 billion market) – Expect to File ANDA in 2006.
OTC – Other OTC Targets In Development
12 hour Phenylephrine
Prescription Drugs – Initial Targets Identified –
IR Raloxifene, ER Ondansetron  (Combined $2.4 billion existing market)
IR Raloxifene - Pilot study completed, results positive
24 hour Ondansetron – Pilot study dosing complete, results positive
Rx – Other Rx Targets In Development
Fenofibrate
12 hour Gabapentin
Investment Highlights

SCOLR Pharma, Inc. Amex:  DDD
Risk Mitigation Factors
CDT technology platform based on a portfolio of recently issued and pending patents applicable to a large number of compounds with significant global sales
Proven technology
Clinical Testing
24-hour CDT-Niacin
12-hour CDT-Ibuprofen
12-hour CDT-Pseudoephedrine
IR CDT-Raloxifene
ER CDT-Ondansetron
Six animal studies for “Proof of Process” for Amino Acid Technology
Successful  Commercialization
Six Health Supplements currently on market at major retailers
Over 100 million tablets shipped to date (Wal-Mart, Rite Aid, Trader Joe’s,
GNC)
Investment Highlights

SCOLR Pharma, Inc. Amex:  DDD
Value Driving Opportunities
Program Initiation and Development with funding raised from
$15.0 million equity financing in February 2005
Initiation and completion of each step towards product
commercialization
Agreements with licensing and/or marketing partners
Expansion of Intellectual Property
Five new patent applications in ’04
Fourth U.S. Patent Issued and Several full-Patent
Applications Submitted in ’05
Several new patent applications planned for ‘06
Investment Highlights

SCOLR Pharma, Inc. Amex:  DDD
Investment Highlights
Historically Rich Market Valuations for Successful
Companies
An analysis of selected companies operating in the
same space have considerably higher valuations
Andrx (Nasdaq: ADRX):  $1.32 billion
Biovail (NYSE: BVF)          $4.00 billion
Depomed (Nasdaq: DEPO) $259.5 million
Flamel (Nasdaq: FLML):    $506.8 million
Impax (Nasdaq: IPXLE):      $687 million
Pozen (Nasdaq: POZN): $499 million
Skyepharma (Nasdaq: SKYE)  $483.5 million
Approx. Valuations @ 12:00 on Feb. 16, 2006

SCOLR Pharma, Inc. Amex:  DDD
Target
ID
Target
Validation
Product
Formulation
Lead
Optimization
Pre-
Clinical
Clinical -
Regulatory
Identification CDT Product Development Final Product Partner
Evaluation Commitment
|         1-2 Months
|                   8-14 Months
|     24 –
36 Mos.    |
Market
Business Model Overview
Markets
•
New Chemical Entity
•
Rx, OTC Drug
- Exclusive - New Formulation (NDA)
- Generic - New Use (NDA)
- BioEquiv. (ANDA)
•
Dietary Supplements
Identification Criteria
•
Partnership Interest
•
Market Size
•
Exclusivity Status
•
Competition
•
Cost (Dev.       Market)
•
Time to Market

SCOLR Pharma, Inc. Amex:  DDD
Peer Group Comparison
UNKNOWN
Polymer
2-3, tablet
12 or more 36 or more 36 or more 36 or more 12-20 18 or more 2-3
Estimated
Manufacturing
Steps
Multiple
manufacturing
steps,
complex
processes
Multi-
Particulate,
erosion,
dissolution
Capsule,
pellets
No
Biovail
Specialized
manufacturing
equipment,
complex
Multi-Layered
Tablet,
Hydrophilic
Matrix,
Swellable
polymer
matrix
Multilayered
tablet
Yes
Skyepharma
Multiple
manufacturing
steps,
complex
processes
Multi-
Particulate,
erosion,
dissolution
Coated
pellets
No
Flamel
Multiple
manufacturing
steps,
complex
processes
Multi-
Particulate,
erosion,
dissolution
Capsule or
coated pellets
Yes
Elan Labopharm Andrx Alza SCOLR
Special
engineered
polymer,
limited
source,
availability
and
application
Requires
special
manufacturing
with multiple
steps
Complex,
payload
restrictions,
fragile, short
exclusivity
Limitations*
*As compared with
SCOLR Pharma.
Hydrophilic
Matrix,
Swellable
polymer
matrix
Hydrophilic
Matrix,
Swellable
polymer
matrix
Reservoir
Device,
Osmotic
pump
Hydrophilic
Matrix,
Swellable
polymer
matrix
Mode of Action
Tablet Tablet
Coated
Bilayer Tablet
Tablet Dosage Form
No No Yes Yes
Wide Range of
Drugs Tested

SCOLR Pharma, Inc. Amex:  DDD
Current OTC Development Targets
$ 9 billion Combined Market (1)
- Initial formulation work
completed
- Clinical trials planned 2006
- Lower Cost
- Patent Protected
OTC
Decongestant
CDT – 12 hr
Phenylephrine
$ 1 billion
combined market
(U.S.)
- ANDA Trials Completed,
Q-2,05
- ANDA Submission planned
2006
-
1/3rd
size of current OTC
Products
- Lower Cost
- Patent Protected
OTC
Decongestant
CDT – 12 hr
Pseudoephedrine
$ 8 billion
(Global OTC
analgesic.)
- Licensed to WCH, Q4, ‘05 -
1st
Extended Release OTC
Ibuprofen
- 1 tablet vs. 3 every 12 hrs.
- Lower Cost
- Patent Protected
OTC Analgesic CDT – 12 hr Ibuprofen
Current  Market
Estimate
(1)
Status Potential Advantages Application Lead Products
Notes:
(1)
Market Data Sources – IMS, Data Monitor, Company Disclosures, SCOLR
Estimates.
(2)
Based on 2004 Animal Study Findings and Initial 2005 Clinical Results

SCOLR Pharma, Inc. Amex:  DDD
Current Rx Development Targets
$ 3.9 billion Combined Market (1)
$ 1.5 billion
(Global)
- Animal Study Positive
- Human Pilot Study
dosing complete Q-4, ‘05,
- Results positive
- Less Drug for similar results
(2)
- Faster absorption
(2)
- 1 tablet vs. 3 every 24 hrs.
- Simplified Manufacturing
- Lower Cost
- Patent Protected
Rx Anti-Nausea CDT – ER
Ondansetron
$ 0.8 billion
(Global)
- Formulation work in
progress.
- Human studies planned
2006.
- Less Drug for similar results
- Simplified Manufacturing
-
Alternative to nanocrystalization
- Lower Cost
- Patent Protected
Rx Cholesterol
Management
(Hypercholesterolemia)
CDT- IR
Fenofibrate
$ 0.6 billion
(Global)
-Formulation work in
progress.
- Human studies planned
2006.
- Improve absorption
- 1 tablet every 12 hrs.
- Simplified Manufacturing
- Lower Cost
- Patent Protected
Rx Neural Pain CDT- ER
Gabapentin
$ 1 billion
(Global)
- Animal Study Positive
- Human Pilot Studies
completed, Q-3, 2005
- Results positive
- Less Drug for similar results
(2)
- Simplified Manufacturing
- Lower Cost
- Patent Protected
Rx Osteoporosis CDT – IR Raloxifene
Current  Market
Estimate
(1)
Status Potential Advantages Application Lead Products
Notes: (1) Market Data Sources – IMS, Data Monitor, Company Disclosures, SCOLR
Estimates.
(2) Based on 2004 Animal Study Findings and Initial 2005 Clinical Results

SCOLR Pharma, Inc. Amex:  DDD
Representative Participant
0.0
5.0
10.0
15.0
20.0
25.0
30.0
35.0
40.0
45.0
0.0 5.0 10.0 15.0 20.0 25.0 30.0
Time (hours)
CDT Formulation
CDT Formulation
CDT Formulation
200mg OTC control
600mg Rx control
Current Development Targets - Ibuprofen
Prototype Ibuprofen clinical results  were favorable and led to license of
CDT applications for ibuprofen products to WCH (Dec. ’05).
Achieves 12 hour extended release in humans.
Shown to be bioequivalent (AUC) to reference OTC and Rx tablet.
N=10 subjects

SCOLR Pharma, Inc. Amex:  DDD
Initial Pseudoephedrine Results Positive
Confirms 12 hours Extended Release in Humans
Bioequivalent to Sudafed® 12 hour (OTC Reference Product)
Current Development Targets - Pseudoephedrine
MEAN PSEUDOEPHEDRINE PLASMA CONCENTRATIONS
Under Fasted Conditions
0
50
100
150
200
250
300
350
0 2 4 6 8 10 12 14 16 18 20 22 24
Hours After Dose
TEST
REFERENCE
N=12 subjects

SCOLR Pharma, Inc. Amex:  DDD
48%
59%
80%
Percent of
Variation
from Mean
Value
84% 20048.25 304.09 CDT® “B” 45 mg
(Non-Optimized)
100% 23952.96 489.24 Evista® 60 mg
(Control)
65% 15455.76 414.14 45 mg Control
(Conventional Tablet)
AUC
0-inf
(picograms/ml)
Calculated Value
Percent of AUC
as compared to
Evista® Control
Cmax Formulation
Conclusions:
1. CDT shown to be a viable alternative to complex solubility and/or permeability enhancing practices.
2. Pilot results indicate ability to reduce variability and increase absorption of raloxifene HCl, as compared to controls.
Note: Study conducted and results provided by contract clinical research organizations using conventional methods and practices.
Current Development Targets - Raloxifene
N=20 subjects

SCOLR Pharma, Inc. Amex:  DDD
Current Development Targets - Ondansetron
-1
-0.5
0
0.5
1
1.5
2
2.5
3
0.00 0.10 0.20 0.30 0.40 0.50
Time (hours)
8mg Means
A means
B means
C means
Initial  CDT Ondansetron clinical results  were favorable (non-optimized)
Results indicate potential for higher blood levels within the first 30 minutes, as compared to Zofran® 8mg Rx tablet.
N=30 subjects

SCOLR Pharma, Inc. Amex:  DDD
Current Development Targets - Ondansetron
Initial  CDT Ondansetron clinical results  were favorable (non-optimized)
Results indicate potential for sustained release, as compared to Zofran®
8mg Rx tablet.
Amino Acid CDT vs. Zofran 8mg Geometric Means
0
10
20
30
40
50
60
0.00 5.00 10.00 15.00 20.00
Time (hours)
8mg Means
B means
C means
N=30 subjects

SCOLR Pharma, Inc. Amex:  DDD
Licensable Portfolio &
Preclinical Lower dose equivalent to Tricor® Cholesterol
Management
- Fenofibrate
Preclinical 12 hour sustained release tablets Neural Pain - Gabapentin
Post Menopausal:
In Clinic Lower dose equivalent to Evista® Osteoporosis - Raloxifene
Preclinical Compared to Covera-HS® Ca channel Blocker - Verapamil
Preclinical Compared to Procardia® Ca channel Blocker - Nifedipine
Preclinical Compared to Dilacor® Ca channel Blocker - Diltiazem HCl
Preclinical Compared to Toprol XL® Beta-Blocker - Metoprolol
Preclinical Compared to Inderal LA® Beta-Blocker - Propranolol
Preclinical Equivalent to Niaspan® Antilipidemic - Niacin
Cardiovascular:
Preclinical 12/24 hour sustained release tablets Pain Management - Tramadol
Licensed 12 hour sustained release tablets Pain Management - Ibuprofen
Analgesics:
STATUS DESCRIPTION INDICATION NAME

SCOLR Pharma, Inc. Amex:  DDD
Suspended* Equivalent to Sudafed® 24 hour Decongestant - Pseudoephedrine
Cough-Cold:
Clinic Done Equivalent to Sudafed® 12 hour Decongestant - Pseudoephedrine
Preclinical 12 hour sustained release tablets Decongestant - Phenylephrine
Preclinical 12 hour sustained release tablets Asthma, Bronchodilator - Theophylline
Pulmonary:
In Clinic 24 hour sustained release tablets Nausea - Ondansetron HCl
Preclinical 24 hour sustained release tablets Motion Sickness - Dimenhydrinate
Nausea:
Preclinical Equivalent to Glucophage® XR Diabetes - Metformin
Preclinical Equivalent to Glucotrol® XL Diabetes - Glipizide
Diabetes:
STATUS DESCRIPTION INDICATION NAME
Licensable Portfolio &
*pending market review

SCOLR Pharma, Inc. Amex:  DDD
Dietary  Supplements:
On Market 12 hour and Once daily tablets 500/400 -Glucosamine/Chondroitin
On Market 12 hour sustained release tablets 300/250/300 -Glucosamine/Chondroitin/MSM
On Market 12 hour sustained release tablets 250/250 -Glucosamine Complex
On Market
(ADM)
Custom designed Pre-blends various -Novasoy™
Available 10 hour sustained release tablets 200 -Caffeine
On Market 12 hour sustained release tablets 250 -Niacin
On Market 12 hour sustained release tablets 640 (500) -Ester C™
On Market 12 hour sustained release tablets 500 -Vitamin C
STATUS DESCRIPTION STRENGTH
(mg)
NAME
Marketed or Licensed Dietary Supplements

SCOLR Pharma, Inc. Amex:  DDD
2006 Objectives
Submission of Regulatory Applications for Ibuprofen
and Pseudoephedrine
Identification of additional targets and clarify regulatory
pathway
Continued development of amino acid technology
Structure and execute pharmaceutical agreements
(including  feasibility, licensing, royalty and milestone
payments)
Continue to expand and enhance presence as novel
drug delivery company/resource
File additional patents
Secure additional capital

SCOLR Pharma, Inc. Amex:  DDD
SCOLR Pharma
Opportunity
Large, growing markets
Unique, broadly applicable, patented technology
platform w/ important benefits
Expanding prescription and OTC pipeline with
several clinical and pre-clinical candidates
Royalty revenues from existing products
Value driving milestones
TM

SCOLR Pharma, Inc. Amex:  DDD
SCOLR Pharma, Inc.
3625 132
nd
Ave SE, #400
Bellevue, WA. 98006
www.scolr.com
TM
CDT® is a registered trademark of SCOLR Pharma, Inc.
SCOLR & CDT logo and design are trademarks of SCOLR Pharma, Inc.